EXHIBIT 3.1

CERTIFICATE OF INCORPORATION
OF
TRINITY SIX INC.

	The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, do hereby set forth as follows:

	FIRST:	The name of the corporation is
				TRINITY SIX INC.

	SECOND:	The address of the initial registered and principal office
of this corporation in this state is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

	THIRD:	The purpose of the corporation is to engage in any lawful
act of activity for which corporations may be organized under the corporation laws of the State of Delaware.

	FOURTH:	a)	The corporation shall be authorized to issue the
following shares:

	Class				Number of Shares			Par Value

	Common 			   100,000,000			  .0001
	Preferred				    5,000			  .  01

b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate of rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

	All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

	FIFTH:	The name and address of the incorporator are as follows:

	   Name						Address

	Ira Roxland				529 Fifth Avenue
							New York, New York 10017

(1) SIXTH:	The following provisions are inserted for the
management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:
(1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

(2) The Board of Directors shall have power without the assent or vote of the stockholders:

(a) To make, alter, amend, change, add to or repeal the by-laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends

(b) To determine from time to time whether, and to what times and places and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

(3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

(4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

	EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case maybe, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

	NINTH:	The corporation reserves the right to amend, alter, change
or repeal any provision contained in this certificate or incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

	IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 15th day of September, 1992.

						______________________________________
						Ira Roxland, Incorporator

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
TRINITY SIX INC.


	TRINITY SIX INC., a corporation organized an existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY
CERTIFY:

		That
pursuant to the unanimous written consent of the Board of Directors of Trinity Six, Inc., (the "Corporation") taken as of August 27, 1993, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing that the stockholders of said Corporation consider approval thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Board of Directors does hereby declare advisable the amendment of the Certificate of Incorporation of this corporation to add to the Certificate of Incorporation a new Article Tenth as follows:

	TENTH:   The following provisions (A) through (D) shall apply
during the period commencing upon the consummation of the initial public offering of the securities of this corporation effectuated through Registration Statement No. 33-64489 ("IPO") and terminating upon the consummation of any "Business Combination" and may not be amended prior to the consummation of any Business Combination. A "Business Combination" shall mean any merger, exchange or capital stock, asset acquisition of other similar business combination of the corporation with any operating business ("Acquired Business") in any "Target Industry". "Target Industry" shall mean any of the following:
(i) The manufacture of analytical and controlling equipment, chemicals and allied products, electronic equipment and medical instrumentation;
(ii) health services (including HMOs, laboratories and nursing homes;
(iii) environmental services and products; (iv) engineering and construction; (v) wholesale and retail distribution (including discount operations) of home furnishings, office supplies, computers and related products, medical equipment and supplies, apparel and accessories, automotive parts and supplies and food and beverage products; and (vi) communications and entertainment.

A. Prior to the consummation of any Business Combination, the corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the General Corporation Law. In the event that the holders of a majority of the outstanding Common Stock vote for the approval of the Business Combination, the corporation shall be authorized to consummate the Business Combination. Notwithstanding the foregoing, in the event that the holders of 20 % or more of the Common Stock (excluding, for this purpose, those persons who were stockholders prior to the consummation of the IPO ("Insiders") vote against the Business Combination, the corporation shall not be authorized to consummate such Business Combination.

B. In the event that a Business Combination is approved in accordance with the above paragraph A and is consummated by the corporation, the shares of Common Stock owned as of the record date for determination of stockholders entitled to vote on the Business Combination (the "Record Date") by any stockholder of the corporation other that an Insider (a "Public Stockholder") who (i) delivered to the corporation a written notice of objection to the Business Combination prior to the stockholder vote on the Business Combination; and (ii) who voted against the Business Combination shall be redeemed at a per share redemption price (the "Redemption Price") equal to the quotient determined by dividing (i) the amount of the Trust Account (as defined below), inclusive of any interest income thereon, as of the Record Date, by (ii) the number of shares of Common Stock held by all stockholders of the Company (excluding, for this purpose, shares outstanding prior to the IPO). Payment of the Redemption Price shall be within ten business days after receipt by the corporation or its transfer agent of the certificate or certificates evidencing the shares of Common Stock being redeemed. "Trust Account" shall mean the trust account established by the corporation at the consummation of its IPO and into which certain amounts of the net proceeds of the IPO are deposited.

C. In the event that the corporation does not consummate a Business Combination by the later of (i) 18 months after the consummation of the IPO or (ii) 27 months after the consummation of the IPO in the event that a letter of intent, an agreement in principle or a definitive agreement for a Business Combination has been signed prior to the expiration of such 18 month period but such Business Combination has not been consummated for any reason other than a negative vote with respect thereto actually cast by at least 20 % in interest of the Public Stockholders (such later date being referred to as the "Termination Date") the officers of the corporation shall take all such action necessary to dissolve and liquidate the corporation within sixty days of the Termination Date. In the event that the corporation is so dissolved and liquidated pursuant to this paragraph C, shares of Common Stock issued prior to the IPO shall not be entitled to receive liquidating distributions.

D. An Insider with respect to shares of Common Stock not issued prior to the IPO and a Public Stockholder shall be entitled to receive distributions from the Trust Account only in the event of a liquidation of the corporation or, in the case of a Public Stockholder only, in the event he demands redemption of his shares in accordance with paragraph B, above. In no other circumstances shall a Public Stockholder or an Insider have any right or interest of any kind in or to the Trust Account.

	That thereafter, pursuant to a resolution of the Board of Directors, directing that such amendment be considered by the stockholders of the Corporation, the stockholders of the Corporation, holding more than a majority of the outstanding shares of Common Stock of the Corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, consented in writing to and approved said amendment and delivered such written consents to the Corporation. The Corporation thereafter provided to the other stockholders of the Corporation the notice called for in Section 228 of the General Corporation Law.

	That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

	IN WITNESS WHEREOF, Trinity Six Inc. has caused this certificate to be signed by its Chairman, Barry Goldin, and attested by its Assistant Secretary, Ira Roxland this 30th day of August, 1993.

TRINITY SIX INC.
By: _________________________
	Barry Goldin, Chairman

ATTEST:
By: _____________________________________
	Ira Roxland, Assistant Secretary

STATE OF NEW YORK	)
					ss.:
COUNTY OF NEW YORK	)

		BE IT REMEMBERED that on this 30th day of August, 1993. personally came before me, a Notary Public in and for the County and State aforesaid, Barry Goldin, Chairman of Trinity Six Inc., a corporation of the State of
Delaware and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said
Corporation and the facts stated therein are true.

		IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


							_______________________________
							Notary Public

CERTIFICATE OF CORRECTION
OF
CERTIFICATE OF AMENDMENT (filed 8/31/93)
OF
TRINITY SIX INC.

		The undersigned corporation hereby certifies as follows:

		FIRST:	The name of the corporation is:

				TRINITY SIX INC.

		SECOND:	In the Certificate of Amendment to the Certificate of
Incorporation filed in the Office of the Secretary of State of Delaware on August 31, 1993, setting forth amendments to the Certificate of Incorporation, the Certificate of Amendment inadvertently and incorrectly omitted to include the text of paragraph (c) of Article FOURTH.

		THIRD:	The correction to the Certificate of Amendment to the
Certificate of Incorporation filed on August 31, 1993 in the Office of the Secretary of State of Delaware to be effected hereby is as follows:

RESOLVED, that ARTICLE FOURTH of the Certificate of Incorporation of the Corporation be amended to add the following provision to said article:

(c) At the time and date this Certificate of Amendment to the Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware, all outstanding shares of Common Stock held by each holder of record on such time and date shall be automatically combined at the rate of .83-for-one without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively."

				FOURTH:  The correction effected herein is authorized by Section
103(f) of the General Corporation Law of the State of Delaware.

		IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Lawrence Burstein, its President, and attested to by Ira Roxland, its Assistant Secretary, the 7th day of August, 1993.

TRINITY SIX INC.
By: Lawrence Burstein, President
ATTEST: By: Ira Roxland, Assistant Secretary

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
TRINITY SIX INC.

	Trinity Six Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Trinity Six Inc. adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation, and declaring that such proposed amendment to be submitted for consideration by the stockholders of the Corporation entitled to vote in respect thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that ARTICLE FIRST of the Certificate of Incorporation, relating to the name of the Corporation is hereby amended and restated in its entirety to read as follows:

		"FIRST:  The name of the corporation is USCI, Inc."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was considered at a special meeting of stockholders, which meeting of stockholders was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the state of Delaware and at such meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: The amendment effected herein were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said TRINITY SIX INC. has caused this certificate to be signed by Lawrence Burstein, its President, and by Ira I. Roxland, its Assistant Secretary, this 15th day of May, 1995.

						TRINITY SIX INC.
						By: ____________________________
						Lawrence Burstein, President

	ATTEST:
	_______________________________
	Ira I. Roxland, Secretary

CERTIFICATE OF DESIGNATION
OF
USCI, INC. (filed with the Delaware Secretary of State on 3/23/98)

 The undersigned corporation hereby certifies as follows:

 FIRST: The name of the corporation is USCI, Inc.

 SECOND: The following resolutions establishing a new series of Preferred Shares were adopted by the Board of Directors in accordance with Section 151 of the General Corporation Laws of the State of
Delaware:

RESOLVED, that 500 Preferred shares, with a par value of $.01 per share, are to be designated Series A; and be it further

RESOLVED, that the relative rights, privileges, preferences, restrictions and/or limitations or those shares designated Series A are as follows:

Terms of Series A Preferred Stock

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as 6% Series A Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be 500 (which shall not be subject to increase without the consent of the holders of the Preferred Stock ("Holder"). Each share of Preferred Stock shall have a par value of $.01 per share and a stated value of $10,000.00 per share (the "Stated Value").

Section 2. Dividends.

(a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and USCI, Inc. (the "Company") shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 6% per annum, payable on a quarterly basis on March 31, June 30, September 30 and December 31 of each year during the term hereof (each a "Dividend Payment Date"), commencing on March 31, 1998, in cash or shares of Common Stock (as defined in Section 8) at (subject to the terms and conditions set fort herein) the option of the Company. Any dividends not paid on any Dividend Payment Date shall accrue and shall be due and payable upon conversion of the Preferred Stock. A party that holds shares of Preferred Stock on a Dividend Payment Date will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date, without regard to any sale or disposition of such Preferred Stock
subsequent to the applicable record date.   All overdue accrued and
unpaid dividends and other amounts due herewith shall entail a late fee at the rate of 15% per annum (to accrue daily, from the date such dividend is due hereunder through and including the date of payment). Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Preferred Stock, such payment shall be distributed ratably among the holders of the Preferred Stock based upon the number of shares held by each Holder. Payment of dividends on the Preferred Stock is further subject to the provisions of Section 5(c)(i). The Company shall provide the Holders notice of its intention to pay dividends in cash or shares of Common Stock not less than 10 Trading Days prior to the Dividend Payment Date for so long as shares of Preferred Stock are outstanding, and in the event the Company fails to provide such notice, it shall pay such dividends in shares of Common Stock. If dividends are paid in shares of Common Stock, the number of shares of Common Stock payable as such dividend to each Holder shall be equal to the cash amount of such dividend payable to such Holder on such Dividend Payment Date divided by the Conversion Price at such time (as defined below).

(b) Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of dividends (and must deliver cash in respect thereof) on the Preferred Stock if:

(i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes is insufficient to pay such dividends in shares of Common Stock;

 (ii) the shares of Common Stock to be issued in respect of such dividends are not registered for resale pursuant to an effective registration statement that names the recipient of such dividend as a selling stockholder thereunder and may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent in the form and substance acceptable to the Holder and such transfer agent;

(iii) the shares of Common Stock to be issued in respect of such dividends are not listed on the Nasdaq National Market System (the "NASDAQ") and any other exchange or quotation system on which the Common Stock is then listed for trading;

(iv) the Company has failed to timely satisfy its obligations pursuant to any Conversion Notice (as defined in Section 5(a)(ii)); or

(v) the issuance of such shares would result in the recipient thereof beneficially owning, as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), more than 4.999% of the then issued and outstanding shares of Common Stock.

(c) So long as any Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 8), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 5) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock, except for repurchases effected by the Company on the open market, pursuant to a direct stock purchase plan.

Section 3. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Holders of all of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock, (b) alter or amend this Certificate of Designation, (c) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 4) or otherwise senior to the Preferred Stock, except for any series of Preferred Stock issued and sold in accordance with the Purchase Agreement, (d) amend its Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders, (e) increase the authorized number of shares of Preferred Stock, or (f) enter into any agreement with respect to the foregoing.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value plus all due but unpaid dividends per share, whether declared or not, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders of Preferred Stock shall be distributed among the Holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder of Preferred Stock.

Section 5. Conversion.

(a)(i) Each share of Preferred Stock (in minimum amounts of $50,000 or such lesser amounts as the Company agrees or as may then be held by the converting Holder) shall be convertible into shares of Common Stock (subject to reduction pursuant to Section 5(a)(iii) hereof and Section
3.8 of the Purchase Agreement) at the Conversion Ratio (as defined in
Section 6) at the option of the Holder in whole or in part at any time after the earlier of (i) the 90th day following the Original Issue Date (as defined in Section 8) or (ii) the date the Underlying Shares Registration Statement is declared effective by Securities and Exchange Commission (the "Commission"). The Holders shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit A (a "Conversion Notice"). Each Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Conversion Notice by facsimile (the "Conversion Date").
If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 5(i). Subject to Sections 5(b) and 5(a)(iii) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a certificate for such number of shares as have not been converted.

(ii) Any outstanding shares of Preferred Stock not theretofore converted on the third anniversary of the Original Issue Date shall automatically be converted into shares of Common Stock at the Conversion Price then in effect. Notwithstanding the foregoing, no such conversion shall occur unless (a) the Underlying Shares that would then be issuable upon such conversion could either be resold by such Holder pursuant to Rule 144(k) promulgated under the Securities Act or there is then an effective Underlying Shares Registration Statement naming the recipient of such shares as a selling stockholder thereunder, (b) the Company has a sufficient number of authorized and unreserved Common Stock to issue upon such conversion. Further, the number of shares of Preferred Stock that are subject to conversion pursuant to this section shall be limited to the number of Underlying Shares which may be issued upon such conversion at the prevailing Conversion Price in accordance with Rule 4460(i) promulgated under the Rules of the Nasdaq Stock Market. Any shares of Preferred Stock which cannot be converted at the then Conversion Price as a result of such Rule shall be subject to the provisions of Section 5(a)(iii).

(iii) If on any Conversion Date (A) the Common Stock is listed for trading on the Nasdaq National Market or the Nasdaq SmallCap Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding shares of Preferred Stock, together with any shares of the Common Stock previously issued upon conversion of the shares of Preferred Stock and as payment of interest thereon, would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and (C) the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the rules and regulations of The Nasdaq Stock Market applicable to approve the issuance of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book or fair market value of the Common Stock, then the Company shall issue to the Holder so requesting a conversion a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of the aggregate stated value of the shares of Preferred Stock then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of Common Stock in excess of the Issuable Maximum, the converting Holder shall have the option to require the Company to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request, or (2)(i) issue and deliver to such Holder a number of shares of Common Stock as equals (x) the aggregate stated value of the shares of Preferred Stock tendered for conversion in respect of the Conversion Notice at issue but for which a conversion in accordance with the other terms hereof would result in an issuance of Common Stock in excess of the Issuable Maximum, divided by
(y) the Initial Conversion Price (as defined below), and (ii) cash in an amount equal to the product of (x) the Per Share Market Value on the Conversion Date and (y) the number of shares of Common Stock in excess of such Holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the Holder in respect of such conversion but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"), or (3) pay cash to the converting Holder in an amount equal to the Mandatory Redemption Amount (as defined in Section 5(b)(ii) hereunder) for the number of Underlying Shares in or issuable upon such conversion in excess of the Issuable Maximum. If the Company fails to pay the Discount Equivalent or the Mandatory Redemption Amount, as the case may be, in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 15% per annum to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full.

(b) (i) Not later than three (3) Trading Days after any Conversion
Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock (subject to reduction pursuant to Section 5(a)(iii) and Section 3.8 of the Purchase Agreement), (ii) one or more certificates representing the number of shares of Preferred Stock tendered for conversion that were not requested to be converted (or that the Company is prohibited from converting), (iii) a bank check in the amount of accrued and unpaid dividends (if the Company has elected to pay accrued dividends in cash), and (iv) if the Company has elected and is permitted hereunder to pay accrued dividends in shares of Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1 (b) of the Purchase Agreement), representing such number of shares of Common Stock as equals such dividend divided by the Conversion Price on the Dividend Payment Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the Holder of such Preferred Stock notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion, (such recision shall be in addition to, and not in lieu of, the rights set forth elsewhere herein).

(ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 5(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such Holder from the sale of the shares of Common Stock issued by the Company pursuant to such conversion), and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 5(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the third Trading Day after the Conversion Date, and if after such the third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the aggregate stated value of the shares of Preferred Stock for which such conversion was not timely honored. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate stated value of the shares of Preferred Stock, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(c) (i) The conversion price for each share of Preferred Stock (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (a) 120% of the average of the Per Share Market Values for the five
(5) Trading Days immediately preceding the Original Issue Date (the "Initial Conversion Price") or (b) 85% of the average of the three (3) lowest Per Share Market Values during the twenty five (25) Trading Days prior to the date of the applicable Conversion Notice, which Per Share Market Values shall be chosen by the converting Holder; provided, however, that, (a) if the Underlying Shares Registration Statement (as defined in the Registration Rights Agreement) is not filed on or prior to the Filing Date (as defined in the Registration Rights Agreement), or
(b) if the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Exchange Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed," or not subject to further review, or (c) if the Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 90th day after the Original Issue Date, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term is defined in the Registration Rights Agreement), without being succeeded within 10 Trading Days by a subsequent Underlying Shares Registration Statement filed with and declared effective by the Commission, or (e) if trading in the Common Stock shall be suspended, or if the Common Stock shall be delisted, for more than three (3) Trading Days, or (f) if the conversion rights of the Holders are suspended for any reason, or if a Holder is not permitted to resell Registrable Securities under an Underlying Shares Registration Statement, or (g) if the Company is required to convene a shareholders meeting pursuant to Section 5(a)(iii) and fails to convene a meeting of shareholders within the time periods specified in Section 5(a)(iii) or does so convene a meeting of shareholders within such time period but fails to obtain Shareholder Approval at such meeting, or (h) if an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Securities Registration Statement to be declared effective, or (j) the Company fails to comply with requests for conversion of any Preferred Stock into shares of Common Stock in accordance with the terms hereof (any such failure or breach being referred to as an "Event," and for purposes of clauses (a), (c), (f) and
(g) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) day period is exceeded, or for purposes of clauses (d) and (h) the date which such 10 Trading Day-period is exceeded, or for purposes of clause (e) the date on which such three Trading Day period is exceeded, being referred to as "Event Date"), the Conversion Price shall be decreased by 2.5% each month (i.e., the Conversion Price would decrease by 2.5% as of the Event Date and an additional 2.5% as of each monthly anniversary of the Event Date) until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured. Commencing the second month anniversary after the Event Date, the Company shall pay to each Holder 2.5% of the product of the Stated Value and the number of shares of Preferred Stock then held by such Holder, in cash as liquidated damages, and not as a penalty, on the first day of each monthly anniversary of the Event Date until such time as the applicable Event, is cured. Any decrease in the Conversion Price pursuant to this Section shall continue notwithstanding the fact that the Event causing such decrease has been subsequently cured.

(ii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities or pari passu securities (other than with respect to the Series B Preferred Stock or Series C Stock) payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this
Section 5(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section 5(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 5(c)(ii) and (iii) above), then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, if the Holders of a majority in interest of the Preferred Stock dispute such valuation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holders of a majority in interest of the shares of Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vi) Whenever the Conversion Price is adjusted pursuant to Section 5(c)(i),(ii),(iii) or (iv), the Company shall promptly mail to each Holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or (ii) less than 50% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger (a "Change of Control Transaction"), the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder of Preferred Stock the right to receive the securities, cash or property set forth in this Section 5(c)(vii) upon any conversion or redemption following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. With respect to any such reclassification, consolidation or merger, each Holder shall have the option to require the Company to redeem its shares of Preferred Stock at a price per share equal to the product of (i) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the effective date, the date of the closing or the date of the announcement, as the case may be, of the reclassification, consolidation, merger, sale, transfer or share exchange the triggering such redemption right or
(2) the date of payment in full by the Company of the redemption price hereunder, whichever is greater, and (ii) the Conversion Ratio calculated on the date of the closing or the effective date, as the case may be, of the reclassification, consolidation, merger, sale, transfer or share exchange triggering such redemption right, as the case may be. The entire redemption price shall be paid in cash, and if any portion of the applicable redemption price shall not be paid by the Company within seven (7) calendar days after the date due, late fees shall accrue thereon at the rate of 15% per annum until the redemption price plus all such late fees are paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such redemption price remains unpaid for more than seven (7) calendar days after the date due, the Holder of the Preferred Stock subject to such redemption may elect, by written notice to the Company given within 30 days after the date due, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in
Section 5 of all of the shares of Preferred Stock for which such redemption price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Per Share Market Value for such shares shall be the lower of the Per Share Market Value calculated on the date such redemption price was originally due and the Per Share Market Value as of the Holder's written demand for conversion, or (ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option (i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such Holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of Holder's notice of such election, return to the Holder all of the Unpaid Redemption Shares.

(viii)  If:

A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the Holders of Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert shares of Preferred Stock during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

(ix) If the Company (i) makes a public announcement that it intends to enter into a Change of Control Transaction or (ii) any person, group or entity (including the Company, but excluding a Holder or any affiliate of a Holder) publicly announces a bona fide tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that a Holder seeks to convert shares of Preferred Stock on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Per Share Market Value on the five Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such Preferred Stock. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph has been made, the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph to become operative.

(d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock and payment of dividends on Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Preferred Stock, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5(a) and Section 5(c)) upon the conversion of all outstanding shares of Preferred Stock and payment of dividends hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradeable, subject to the legend requirements of Section 3.1 (b) of the Purchase Agreement.

(e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f) The issuance of certificates for shares of Common Stock on conversion of Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated stock.

(h) Any and all notices or other communications or deliveries to be provided by the Holders of the Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Executive Officer of the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder of Preferred Stock at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

 Section 6. Redemption Upon Certain Events. Upon the occurrence of a Triggering Event (as defined below), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount (as defined in Section 8) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions or as payment of dividends hereunder and then held by the Holder and (B) the Per Share Market Value on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgement, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) the failure of the Registration Statement to be declared effective by the Commission on or prior to the 180th day after the Original Issue Date;

(ii) if, during the "Effectiveness Period" (as defined in Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement;

(iii) the failure of the Common Stock to be listed on the Nasdaq
National Market or the Nasdaq SmallCap Market for a period of 15 days (which need not be consecutive days);

(iv) the Company shall fail for any reason to deliver certificates representing Underlying Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th day after the Conversion Date or the Company shall provide notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any Preferred Stock in accordance with the terms hereof;

(v) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity or shall sell, transfer or otherwise dispose of in excess of 50% of its assets or voting securities in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock or other Junior Securities (other than redemptions of Underlying Shares);

(vi) an Event shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty (30) days from the Event Date relating thereto;

(vii) the Company shall fail for any reason to deliver the certificate or certificates required pursuant to a Buy-In and Section 5(b)(iii) within seven (7) days after notice is deemed delivered hereunder;

(viii) the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder.

Section 7. Redemption at Option of Company.

(a) The Company shall have the right, exercisable at any time upon 20 Trading Days notice (an "Optional Redemption Notice") to the Holders of the Preferred Stock given at any time after the Original Issue Date to redeem all or any portion of the shares of Preferred Stock which have not previously been converted or redeemed, at a price equal to the Optional Redemption Price (as defined below). The entire Optional Redemption Price shall be paid in cash. Holders of Preferred Stock may convert (and the Company shall honor such conversions in accordance with the terms hereof) any shares of Preferred Stock, including shares subject to an Optional Redemption Notice, during the period from the date thereof through the 20th Trading Day after the receipt of an Optional Redemption Notice.

(b) If any portion of the Optional Redemption Price shall not be paid by the Company within seven (7) calendar days after the 20th Trading Day after the delivery of an Optional Redemption Notice, interest shall accrue thereon at the rate of 15% per annum until the Optional Redemption Price plus all such interest is paid in full (any such amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the Optional Redemption Price remains unpaid for more than seven (7) calendar days after the date due, the Holder of the Preferred Stock subject to such redemption may elect, by written notice to the Company given at any time thereafter, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth herein of all or any portion of the shares of Preferred Stock for which such Optional Redemption Price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Per Share Market Value for such shares shall be the lower of the Per Share Market Value calculated on the date the Optional Redemption Price was originally due and the Per Share Market Value as of the Holder's written demand for conversion, or
(ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option
(i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such Holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option
(ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of Holder's notice of such election, return to the Holder all of the Unpaid Redemption Shares.

(c) The "Optional Redemption Price" shall equal the sum of (i) the product of (A) the number of shares of Preferred Stock to be redeemed and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the date of the Optional Redemption Notice or (y) the date of payment in full by the Company of the Optional Redemption Price, whichever is greater, and (2) the Conversion Ratio calculated on the date of the Optional Redemption Notice, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock.

Section 8. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Common Stock" means the Company's common stock, $.0001 par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus accrued but unpaid dividends (including any accrued but unpaid late fees thereon) but only to the extent not paid in shares of Common Stock in accordance with the terms hereof, and of which the denominator is the Conversion Price at such time.

"Junior Securities" means the Common Stock and all other equity securities of the Company, other than the Series B Stock and Series C Stock, provided they are issued to the Holders of the Preferred Stock.

"Mandatory Redemption Amount" means the sum of (i) the product of (A) the number of shares of Preferred Stock to be redeemed and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the date of the Triggering Event or (y) the date of payment in full by the Company of the applicable redemption price, whichever is greater, and (2) the Conversion Ratio calculated on the date of the Triggering Event, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the NASDAQ or any other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NASDAQ or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement, dated as of the Original Issue Date, among the Company and the original Holder of the Preferred Stock.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Original Issue Date, by and among the Company and the original Holder of the Preferred Stock.

"Trading Day" means (a) a day on which the Common Stock is traded on the NASDAQ or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the NASDAQ or on such other stock exchange or market, a day on which the Common Stock is traded, on the Nasdaq SmallCap Market, or (c) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Underlying Shares" means shares of Common Stock into which the Preferred Stock are convertible, the shares of Common Stock issuable upon payment of dividends thereon and the shares of Common Stock issuable upon exercise of the Warrant in accordance with the terms hereof, the Purchase Agreement and the Warrant.

"Warrant" means the common stock purchase warrant issued to the original Holder pursuant to the Purchase Agreement.

EXHIBIT A
NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of Common Stock, $.0001 par value (the "Common Stock"), of USCI, INC. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
Date to Effect Conversion


Number of shares of Preferred Stock to be Converted


Number of shares of Common Stock to be Issued


Applicable Conversion Price


Signature

Name


Address

IN WITNESS WHEREOF, the corporation has caused this certificate to be executed under its corporate seal this 23rd day of March, 1998.

USCI, Inc.

By: /s/ Robert J. Kostrinsky
Robert J. Kostrinsky,
Executive Vice President

ATTEST:

/s/ Basil H. Ford, Secretary
Basil H. Ford, Secretary

CERTIFICATE OF DESIGNATION
    OF
USCI, INC. (filed with the Delaware Secretary of State on May 5, 1998)

 The undersigned corporation hereby certifies as follows:

 FIRST: The name of the corporation is USCI, Inc.

 SECOND: The following resolutions establishing a new series of Preferred Shares were adopted by the Board of Directors in accordance with Section 151 of the General Corporation Laws of the State of
Delaware:

RESOLVED, that 500 Preferred shares, with a par value of $.01 per share, are to be designated Series B; and be it further

RESOLVED, that the relative rights, privileges, preferences, restrictions and/or limitations or those shares designated Series B are as follows:

Terms of Series B Preferred Stock

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as 6% Series B Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be 500 (which shall not be subject to increase without the consent of the holders of the Preferred Stock ("Holder"). Each share of Preferred Stock shall have a par value of $.01 per share and a stated value of $10,000.00 per share (the "Stated Value").

Section 2. Dividends.

(a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and USCI, Inc. (the "Company") shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 6% per annum, payable on a quarterly basis on March 31, June 30, September 30 and December 31 of each year during the term hereof (each a "Dividend Payment Date"), commencing on June 30, 1998, in cash or shares of Common Stock (as defined in Section 8) at (subject to the terms and conditions set fort herein) the option of the Company. Any dividends not paid on any Dividend Payment Date shall accrue and shall be due and payable upon conversion of the Preferred Stock. A party that holds shares of Preferred Stock on a Dividend Payment Date will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date, without regard to any sale or disposition of such Preferred Stock
subsequent to the applicable record date.   All overdue accrued and
unpaid dividends and other amounts due herewith shall entail a late fee at the rate of 15% per annum (to accrue daily, from the date such dividend is due hereunder through and including the date of payment). Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Preferred Stock, such payment shall be distributed ratably among the holders of the Preferred Stock based upon the number of shares held by each Holder. Payment of dividends on the Preferred Stock is further subject to the provisions of Section 5(c)(i). The Company shall provide the Holders notice of its intention to pay dividends in cash or shares of Common Stock not less than 10 Trading Days prior to the Dividend Payment Date for so long as shares of Preferred Stock are outstanding, and in the event the Company fails to provide such notice, it shall pay such dividends in shares of Common Stock. If dividends are paid in shares of Common Stock, the number of shares of Common Stock payable as such dividend to each Holder shall be equal to the cash amount of such dividend payable to such Holder on such Dividend Payment Date divided by the Conversion Price at such time (as defined below).

(b) Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of dividends (and must deliver cash in respect thereof) on the Preferred Stock if:

(i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes is insufficient to pay such dividends in shares of Common Stock;

 (ii) the shares of Common Stock to be issued in respect of such dividends are not registered for resale pursuant to an effective registration statement that names the recipient of such dividend as a selling stockholder thereunder and may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent in the form and substance acceptable to the Holder and such transfer agent;

(iii) the shares of Common Stock to be issued in respect of such dividends are not listed on the Nasdaq National Market System (the "NASDAQ") and any other exchange or quotation system on which the Common Stock is then listed for trading;

(iv) the Company has failed to timely satisfy its obligations pursuant to any Conversion Notice (as defined in Section 5(a)(ii)); or

(v) the issuance of such shares would result in the recipient thereof beneficially owning, as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), more than 4.999% of the then issued and outstanding shares of Common Stock.

(c) So long as any Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 8), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 5) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock, except for repurchases effected by the Company on the open market, pursuant to a direct stock purchase plan.

Section 3. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Holders of all of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock, (b) alter or amend this Certificate of Designation, (c) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 4) or otherwise senior to the Preferred Stock, except for any series of Preferred Stock issued and sold in accordance with the Purchase Agreement, (d) amend its Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders, (e) increase the authorized number of shares of Preferred Stock, or (f) enter into any agreement with respect to the foregoing.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value plus all due but unpaid dividends per share, whether declared or not, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders of Preferred Stock shall be distributed among the Holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder of Preferred Stock.

Section 5. Conversion.

(a)(i) Each share of Preferred Stock (in minimum amounts of $50,000 or such lesser amounts as the Company agrees or as may then be held by the converting Holder) shall be convertible into shares of Common Stock (subject to reduction pursuant to Section 5(a)(iii) hereof and Section
3.8 of the Purchase Agreement) at the Conversion Ratio (as defined in
Section 6) at the option of the Holder in whole or in part at any time after the earlier of (i) the 90th day following the Original Issue Date (as defined in Section 8) or (ii) the date the Underlying Shares Registration Statement is declared effective by Securities and Exchange Commission (the "Commission"). The Holders shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit A (a "Conversion Notice"). Each Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Conversion Notice by facsimile (the "Conversion Date").
If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 5(i). Subject to Sections 5(b) and 5(a)(iii) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a certificate for such number of shares as have not been converted.

(ii) Any outstanding shares of Preferred Stock not theretofore converted on the third anniversary of the Original Issue Date shall automatically be converted into shares of Common Stock at the Conversion Price then in effect. Notwithstanding the foregoing, no such conversion shall occur unless (a) the Underlying Shares that would then be issuable upon such conversion could either be resold by such Holder pursuant to Rule 144(k) promulgated under the Securities Act or there is then an effective Underlying Shares Registration Statement naming the recipient of such shares as a selling stockholder thereunder, (b) the Company has a sufficient number of authorized and unreserved Common Stock to issue upon such conversion. Further, the number of shares of Preferred Stock that are subject to conversion pursuant to this section shall be limited to the number of Underlying Shares which may be issued upon such conversion at the prevailing Conversion Price in accordance with Rule 4460(i) promulgated under the Rules of the Nasdaq Stock Market. Any shares of Preferred Stock which cannot be converted at the then Conversion Price as a result of such Rule shall be subject to the provisions of Section 5(a)(iii).

(iii) If on any Conversion Date (A) the Common Stock is listed for trading on the Nasdaq National Market or the Nasdaq SmallCap Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding shares of Preferred Stock, together with any shares of the Common Stock previously issued upon conversion of the shares of Preferred Stock and as payment of interest thereon, would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and (C) the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the rules and regulations of The Nasdaq Stock Market applicable to approve the issuance of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book or fair market value of the Common Stock, then the Company shall issue to the Holder so requesting a conversion a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of the aggregate stated value of the shares of Preferred Stock then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of Common Stock in excess of the Issuable Maximum, the converting Holder shall have the option to require the Company to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request, or (2)(i) issue and deliver to such Holder a number of shares of Common Stock as equals (x) the aggregate stated value of the shares of Preferred Stock tendered for conversion in respect of the Conversion Notice at issue but for which a conversion in accordance with the other terms hereof would result in an issuance of Common Stock in excess of the Issuable Maximum, divided by
(y) the Initial Conversion Price (as defined below), and (ii) cash in an amount equal to the product of (x) the Per Share Market Value on the Conversion Date and (y) the number of shares of Common Stock in excess of such Holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the Holder in respect of such conversion but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"), or (3) pay cash to the converting Holder in an amount equal to the Mandatory Redemption Amount (as defined in Section 5(b)(ii) hereunder) for the number of Underlying Shares in or issuable upon such conversion in excess of the Issuable Maximum. If the Company fails to pay the Discount Equivalent or the Mandatory Redemption Amount, as the case may be, in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 15% per annum to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full.

(b) (i) Not later than three (3) Trading Days after any Conversion
Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock (subject to reduction pursuant to Section 5(a)(iii) and Section 3.8 of the Purchase Agreement), (ii) one or more certificates representing the number of shares of Preferred Stock tendered for conversion that were not requested to be converted (or that the Company is prohibited from converting), (iii) a bank check in the amount of accrued and unpaid dividends (if the Company has elected to pay accrued dividends in cash), and (iv) if the Company has elected and is permitted hereunder to pay accrued dividends in shares of Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1 (b) of the Purchase Agreement), representing such number of shares of Common Stock as equals such dividend divided by the Conversion Price on the Dividend Payment Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the Holder of such Preferred Stock notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion, (such recision shall be in addition to, and not in lieu of, the rights set forth elsewhere herein).

(ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 5(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such Holder from the sale of the shares of Common Stock issued by the Company pursuant to such conversion), and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 5(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the third Trading Day after the Conversion Date, and if after such the third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the aggregate stated value of the shares of Preferred Stock for which such conversion was not timely honored. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate stated value of the shares of Preferred Stock, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(c) (i) The conversion price for each share of Preferred Stock (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (a) 120% of the average of the Per Share Market Values for the five
(5) Trading Days immediately preceding the Original Issue Date (the "Initial Conversion Price") or (b) 85% of the average of the three (3) lowest Per Share Market Values during the twenty five (25) Trading Days prior to the date of the applicable Conversion Notice, which Per Share Market Values shall be chosen by the converting Holder; provided, however, that, (a) if the Underlying Shares Registration Statement (as defined in the Registration Rights Agreement) is not filed on or prior to the Filing Date (as defined in the Registration Rights Agreement), or
(b) if the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Exchange Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed," or not subject to further review, or (c) if the Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 90th day after the Original Issue Date, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term is defined in the Registration Rights Agreement), without being succeeded within 10 Trading Days by a subsequent Underlying Shares Registration Statement filed with and declared effective by the Commission, or (e) if trading in the Common Stock shall be suspended, or if the Common Stock shall be delisted, for more than three (3) Trading Days, or (f) if the conversion rights of the Holders are suspended for any reason, or if a Holder is not permitted to resell Registrable Securities under an Underlying Shares Registration Statement, or (g) if the Company is required to convene a shareholders meeting pursuant to Section 5(a)(iii) and fails to convene a meeting of shareholders within the time periods specified in Section 5(a)(iii) or does so convene a meeting of shareholders within such time period but fails to obtain Shareholder Approval at such meeting, or (h) if an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Securities Registration Statement to be declared effective, or (j) the Company fails to comply with requests for conversion of any Preferred Stock into shares of Common Stock in accordance with the terms hereof (any such failure or breach being referred to as an "Event," and for purposes of clauses (a), (c), (f) and
(g) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) day period is exceeded, or for purposes of clauses (d) and (h) the date which such 10 Trading Day-period is exceeded, or for purposes of clause (e) the date on which such three Trading Day period is exceeded, being referred to as "Event Date"), the Conversion Price shall be decreased by 2.5% each month (i.e., the Conversion Price would decrease by 2.5% as of the Event Date and an additional 2.5% as of each monthly anniversary of the Event Date) until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured. Commencing the second month anniversary after the Event Date, the Company shall pay to each Holder 2.5% of the product of the Stated Value and the number of shares of Preferred Stock then held by such Holder, in cash as liquidated damages, and not as a penalty, on the first day of each monthly anniversary of the Event Date until such time as the applicable Event, is cured. Any decrease in the Conversion Price pursuant to this Section shall continue notwithstanding the fact that the Event causing such decrease has been subsequently cured.

(ii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities or pari passu securities (other than with respect to the Series A Preferred Stock or Series C Stock) payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this
Section 5(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section 5(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 5(c)(ii) and (iii) above), then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, if the Holders of a majority in interest of the Preferred Stock dispute such valuation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holders of a majority in interest of the shares of Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vi) Whenever the Conversion Price is adjusted pursuant to Section 5(c)(i),(ii),(iii) or (iv), the Company shall promptly mail to each Holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person pursuant to which (i) a majority of the Company's Board of Directors will not constitute a majority of the board of directors of the surviving entity or (ii) less than 50% of the outstanding shares of the capital stock of the surviving entity will be held by the same shareholders of the Company prior to such reclassification, consolidation or merger (a "Change of Control Transaction"), the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder of Preferred Stock the right to receive the securities, cash or property set forth in this Section 5(c)(vii) upon any conversion or redemption following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. With respect to any such reclassification, consolidation or merger, each Holder shall have the option to require the Company to redeem its shares of Preferred Stock at a price per share equal to the product of (i) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the effective date, the date of the closing or the date of the announcement, as the case may be, of the reclassification, consolidation, merger, sale, transfer or share exchange the triggering such redemption right or
(2) the date of payment in full by the Company of the redemption price hereunder, whichever is greater, and (ii) the Conversion Ratio calculated on the date of the closing or the effective date, as the case may be, of the reclassification, consolidation, merger, sale, transfer or share exchange triggering such redemption right, as the case may be. The entire redemption price shall be paid in cash, and if any portion of the applicable redemption price shall not be paid by the Company within seven (7) calendar days after the date due, late fees shall accrue thereon at the rate of 15% per annum until the redemption price plus all such late fees are paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such redemption price remains unpaid for more than seven (7) calendar days after the date due, the Holder of the Preferred Stock subject to such redemption may elect, by written notice to the Company given within 30 days after the date due, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in
Section 5 of all of the shares of Preferred Stock for which such redemption price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Per Share Market Value for such shares shall be the lower of the Per Share Market Value calculated on the date such redemption price was originally due and the Per Share Market Value as of the Holder's written demand for conversion, or (ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option (i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such Holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of Holder's notice of such election, return to the Holder all of the Unpaid Redemption Shares.

(viii)  If:

A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the Holders of Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert shares of Preferred Stock during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

(ix) If the Company (i) makes a public announcement that it intends to enter into a Change of Control Transaction or (ii) any person, group or entity (including the Company, but excluding a Holder or any affiliate of a Holder) publicly announces a bona fide tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that a Holder seeks to convert shares of Preferred Stock on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Per Share Market Value on the five Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such Preferred Stock. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph has been made, the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph to become operative.

(d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock and payment of dividends on Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Preferred Stock, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5(a) and Section 5(c)) upon the conversion of all outstanding shares of Preferred Stock and payment of dividends hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradeable, subject to the legend requirements of Section 3.1 (b) of the Purchase Agreement.

(e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f) The issuance of certificates for shares of Common Stock on conversion of Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated stock.

(h) Any and all notices or other communications or deliveries to be provided by the Holders of the Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Executive Officer of the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder of Preferred Stock at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

 Section 6. Redemption Upon Certain Events. Upon the occurrence of a Triggering Event (as defined below), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount (as defined in Section 8) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions or as payment of dividends hereunder and then held by the Holder and (B) the Per Share Market Value on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgement, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) the failure of the Registration Statement to be declared effective by the Commission on or prior to the 180th day after the Original Issue Date;

(ii) if, during the "Effectiveness Period" (as defined in Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement;

(iii) the failure of the Common Stock to be listed on the Nasdaq
National Market or the Nasdaq SmallCap Market for a period of 15 days (which need not be consecutive days);

(iv) the Company shall fail for any reason to deliver certificates representing Underlying Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th day after the Conversion Date or the Company shall provide notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any Preferred Stock in accordance with the terms hereof;

(v) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity or shall sell, transfer or otherwise dispose of in excess of 50% of its assets or voting securities in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock or other Junior Securities (other than redemptions of Underlying Shares);

(vi) an Event shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty (30) days from the Event Date relating thereto;

(vii) the Company shall fail for any reason to deliver the certificate or certificates required pursuant to a Buy-In and Section 5(b)(iii) within seven (7) days after notice is deemed delivered hereunder;

(viii) the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder.

Section 7. Redemption at Option of Company.

(a) The Company shall have the right, exercisable at any time upon 20 Trading Days notice (an "Optional Redemption Notice") to the Holders of the Preferred Stock given at any time after the Original Issue Date to redeem all or any portion of the shares of Preferred Stock which have not previously been converted or redeemed, at a price equal to the Optional Redemption Price (as defined below). The entire Optional Redemption Price shall be paid in cash. Holders of Preferred Stock may convert (and the Company shall honor such conversions in accordance with the terms hereof) any shares of Preferred Stock, including shares subject to an Optional Redemption Notice, during the period from the date thereof through the 20th Trading Day after the receipt of an Optional Redemption Notice.

(b) If any portion of the Optional Redemption Price shall not be paid by the Company within seven (7) calendar days after the 20th Trading Day after the delivery of an Optional Redemption Notice, interest shall accrue thereon at the rate of 15% per annum until the Optional Redemption Price plus all such interest is paid in full (any such amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the Optional Redemption Price remains unpaid for more than seven (7) calendar days after the date due, the Holder of the Preferred Stock subject to such redemption may elect, by written notice to the Company given at any time thereafter, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth herein of all or any portion of the shares of Preferred Stock for which such Optional Redemption Price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Per Share Market Value for such shares shall be the lower of the Per Share Market Value calculated on the date the Optional Redemption Price was originally due and the Per Share Market Value as of the Holder's written demand for conversion, or
(ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option
(i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such Holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option
(ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of Holder's notice of such election, return to the Holder all of the Unpaid Redemption Shares.

(c) The "Optional Redemption Price" shall equal the sum of (i) the product of (A) the number of shares of Preferred Stock to be redeemed and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the date of the Optional Redemption Notice or (y) the date of payment in full by the Company of the Optional Redemption Price, whichever is greater, and (2) the Conversion Ratio calculated on the date of the Optional Redemption Notice, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock.

Section 8. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Common Stock" means the Company's common stock, $.0001 par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus accrued but unpaid dividends (including any accrued but unpaid late fees thereon) but only to the extent not paid in shares of Common Stock in accordance with the terms hereof, and of which the denominator is the Conversion Price at such time.

"Junior Securities" means the Common Stock and all other equity securities of the Company, other than the Series A Stock and Series C Stock, provided they are issued to the Holders of the Preferred Stock.

"Mandatory Redemption Amount" means the sum of (i) the product of (A) the number of shares of Preferred Stock to be redeemed and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the date of the Triggering Event or (y) the date of payment in full by the Company of the applicable redemption price, whichever is greater, and (2) the Conversion Ratio calculated on the date of the Triggering Event, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the NASDAQ or any other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NASDAQ or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement, dated as of the Original Issue Date, among the Company and the original Holder of the Preferred Stock.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Original Issue Date, by and among the Company and the original Holder of the Preferred Stock.

"Trading Day" means (a) a day on which the Common Stock is traded on the NASDAQ or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the NASDAQ or on such other stock exchange or market, a day on which the Common Stock is traded, on the Nasdaq SmallCap Market, or (c) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Underlying Shares" means shares of Common Stock into which the Preferred Stock are convertible, the shares of Common Stock issuable upon payment of dividends thereon and the shares of Common Stock issuable upon exercise of the Warrant in accordance with the terms hereof, the Purchase Agreement and the Warrant.

"Warrant" means the common stock purchase warrant issued to the original Holder pursuant to the Purchase Agreement.

EXHIBIT A
NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below, into shares of Common Stock, $.0001 par value (the "Common Stock"), of USCI, INC. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
Date to Effect Conversion


Number of shares of Preferred Stock to be Converted


Number of shares of Common Stock to be Issued


Applicable Conversion Price


Signature

Name


Address

IN WITNESS WHEREOF, the corporation has caused this certificate to be executed under its corporate seal this 5th day of May, 1998.

USCI, Inc.

By: /s/ Robert J. Kostrinsky
Robert J. Kostrinsky,
Executive Vice President

ATTEST:

/s/ Basil H. Ford, Secretary
Basil H. Ford, Secretary